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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) JANUARY 23, 2007

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)


             DE                           1-3970                  23-1483991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   350 POPLAR CHURCH ROAD, CAMP HILL PA 17011
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 717-763-7064


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On January 23, 2007, the Board of Directors of Harsco Corporation ("the Company") approved an award of performance-based restricted stock units to five of the Company's executive officers and certain other officers of the Company. Pursuant to such approval, the Company granted the following restricted stock units to the following executive officers of the Company:

                                       Number of Restricted    Fair Market Value
                Name                        Stock Units         January 23, 2007
                ----                        -----------         ----------------

     Salvatore D. Fazzolari                 8,000 units         $       633,960
     President, Chief Financial
     Officer and Treasurer

     Geoffrey D. H. Butler                  8,000 units         $       633,960
     President and CEO, MultiServ and
     SGB Groups

     Mark E. Kimmel                         5,000 units         $       396,225
     General Counsel and
     Corporate Secretary

     Richard C. Neuffer                     2,500 units         $       198,113
     Group President

     Stephen J. Schnoor                     1,750 units         $       138,679
     Vice President and Controller


The awards, which vest ratably over the subsequent three years of continuous employment (one third of the original award each year), were made pursuant to the terms of the Company's 1995 Executive Incentive Compensation Plan. The form of the award agreement is attached to this filing as Exhibit 10 and is incorporated herein by reference.

In addition, the Board approved a cash payment to Derek C. Hathaway, the Company's Chairman and Chief Executive Officer. This payment was in lieu of the restricted stock units award that was made to other officers of the Company as noted above. The Board took into account Mr. Hathaway's present stock holdings and outstanding stock options in the Company and the stage of his career at the Company, and determined that it was appropriate to award him cash in lieu of the restricted stock units. Mr. Hathaway's cash payment was equal to $1,584,900 and was based on the average of the high and the low sales price (Fair Market Value as defined by the Executive Incentive Compensation Plan) of the Company's common stock on January 23, 2007 and 20,000 shares.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

      Exhibit 10.  Restricted Stock Units Agreement

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HARSCO CORPORATION
                                               (Registrant)



DATE: January 24, 2007                       /S/ Salvatore D. Fazzolari
      ----------------                       --------------------------------
                                             Salvatore D. Fazzolari
                                             President, Chief Financial Officer
                                             and Treasurer



EXHIBIT INDEX

10. Restricted Stock Units Agreement